UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19
(Address of principal executive offices) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 25, 2025, RenaissanceRe Holdings Ltd. (the “Company”) closed its offering of $500 million aggregate principal amount of its 5.800% Senior Notes due 2035 (the “Notes”), pursuant to an underwriting agreement dated February 18, 2025 entered into by and among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the underwriters named therein. In connection with the offer and sale of the Notes, the Company entered into the Third Supplemental Indenture described below.

Third Supplemental Indenture

On February 25, 2025, the Company, as issuer, and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as trustee, entered into a third supplemental indenture (the “Third Supplemental Indenture”) to that certain Senior Indenture, by and between the Company, as issuer, and Deutsche Bank, as trustee, dated as of April 2, 2019 (the “Senior Base Indenture”). The Senior Base Indenture and the Third Supplemental Indenture set forth the terms and conditions under which the Notes were issued as well as the rights and obligations of the parties thereto and of the holders of the Notes. Copies of the Senior Base Indenture and the Third Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Senior Indenture, dated as of April 2, 2019, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to RenaissanceRe Holdings Ltd.’s Current Report on Form 8-K filed with the SEC on April 2, 2019).

4.2	Third Supplemental Indenture, dated as of February 25, 2025, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Carey Olsen Bermuda Limited.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

23.2	Consent of Carey Olsen Bermuda Limited (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: February 25, 2025	By:	/s/ Shannon Lowry Bender
Shannon Lowry Bender
Executive Vice President, Group General Counsel and Corporate Secretary